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                                                                    EXHIBIT 10.3





                                AMENDMENT NO. 2



                                       TO



                                     MASTER

                                LEASE AGREEMENT





                                    BETWEEN





                              JAMESON  INNS, INC.,



                                   AS LESSOR,





                                      AND





                           JAMESON OPERATING COMPANY,



                                   AS LESSEE





                     AMENDMENT DATED AS OF JANUARY 1, 1996




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                   AMENDMENT NO. 2 TO MASTER LEASE AGREEMENT

         THIS AMENDMENT NO. 2 TO MASTER LEASE AGREEMENT (hereinafter called "Lease"), made as of the first day of January, 1996, by and between Jameson Inns, Inc., a Georgia corporation (hereinafter called "Lessor"), and Jameson Operating Company, a Delaware corporation (hereinafter called "Lessee"), provides as follows:

                                   RECITALS:

          The parties hereto entered into that certain Master Lease Agreement dated as of February 3, 1994 (the "Lease") covering the "Leased Property" as therein defined. Subsequent thereto, Lessor has formed Jameson Alabama, Inc., an Alabama corporation ("Jameson Alabama"), as a wholly owned subsidiary of Lessor for the purpose of holding title to property in the State of Alabama. Lessor has conveyed or in the future will convey to Jameson Alabama all real property owned by Lessor and located in the State of Alabama, including property currently subject to the Lease. The parties desire to amend the Lease by adding Jameson Alabama as an additional lessor.

          NOW, THEREFORE, the parties hereto, in consideration of the covenants and agreements to be performed by them as provided hereby, and upon the terms and conditions hereinafter stated, does hereby amend the Lease in the manner and subject to the terms and conditions hereinafter set forth. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Lease.

   A.     AMENDMENT OF LEASE TO ADD ADDITIONAL LESSOR

          Jameson Alabama, Inc. is hereby added as an additional party to the Lease as an additional Lessor and the term "Lessor" shall refer to Jameson Alabama, Inc. with respect to any Land, Leased Improvements, Lease Property, Individual Leased Property or Facility situated in the State of Alabama.

    B.    CONTINUATION OF LEASE EXCEPT AS SPECIFICALLY AMENDED HEREBY

          Except as specifically amended and modified hereby, the terms and provisions of the Lease as heretofore in effect are hereby ratified and confirmed and remain in full force and effect.




                                             "LESSOR"

                                             JAMESON  INNS, INC.



                                             By: ______________________________
Attest:                                          Thomas W. Kitchin, President


______________________________
     Secretary





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                                             "JAMESON ALABAMA"

                                             JAMESON ALABAMA, INC.



                                             By: ______________________________
                                                 Thomas W. Kitchin, President


                                              "LESSEE"

                                              JAMESON OPERATING COMPANY



                                              By: _____________________________
Attest:                                           Thomas W. Kitchin, President

______________________________
     Secretary









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
STATE OF GEORGIA                  )
                                  )  ss.
COUNTY OF DeKALB                  )

         The foregoing instrument was acknowledged before me this 3rd day of January, 1996, by Thomas W. Kitchin as President of Jameson Inns, Inc..


                                                ______________________________
                                                Notary Public
My commission expires:
______________________________


STATE OF GEORGIA                  )
                                  )  ss.
COUNTY OF DeKALB                  )

         The foregoing instrument was acknowledged before me this 3rd day of January, 1996, by Thomas W. Kitchin, as President of Jameson Operating Company.


                                                ______________________________
                                                Notary Public

My commission expires:
______________________________


STATE OF GEORGIA                  )
                                  )  ss.
COUNTY OF DeKALB                  )

         The foregoing instrument was acknowledged before me this 3rd day of January, 1996, by Thomas W. Kitchin as President of Jameson Alabama, Inc..


                                                ______________________________
                                                Notary Public
My commission expires:
______________________________








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